AMENDMENT NO. 5 TO
CREDIT AGREEMENT
This AMENDMENT NO. 5 to CREDIT AGREEMENT, dated as of November 21, 2019 (this “Amendment”), among GREATBATCH LTD., a New York corporation (the “Borrower”), INTEGER HOLDINGS CORPORATION (the “Parent”), the other Loan Parties party hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, acting in its capacity as Administrative Agent (the “Administrative Agent”), MANUFACTURERS AND TRADERS TRUST COMPANY as Arranger with respect to repricing of the RC Loan facility and the Term A Loan facility (the “Arranger”) and the Lenders party hereto or party to a RC Lender New Commitment or Term A Lender New Commitment.
Background
The Borrower, the Parent, the Lenders and the Administrative Agent have entered into that certain Credit Agreement, dated as of October 27, 2015, as modified pursuant to that certain Consent of Lenders, dated as of February 9, 2016 and that certain Memorandum of Correction, dated as of April 19, 2016, and as amended pursuant to that certain Amendment No. 1 to Credit Agreement, dated as of November 29, 2016, that certain Second Amendment to Credit Agreement, dated as of March 17, 2017, that certain Third Amendment to Credit Agreement, dated as of November 7, 2017, and that certain Amendment No. 4 to Credit Agreement, dated as of June 8, 2018 (as further amended, restated, supplemented or otherwise modified and as in effect immediately prior to the date hereof, the “Existing Credit Agreement”), which provides for certain extensions of credit to the Borrower, subject to certain conditions.
The Borrower has requested certain amendments to the Existing Credit Agreement as set forth herein, including the following:
(A) The Borrower has requested that the Existing Credit Agreement be amended to provide for replacement LIBOR provisions, to allow for certain customer receivables factoring arrangements, to allow for certain earn-outs in connection with Permitted Acquisitions and to change its fiscal year to December 31.
(B) (i) The Borrower has requested to refinance all of the outstanding RC Loans and replace the outstanding RC Commitments as contemplated by Section 2.19.2 of the Existing Credit Agreement.
(ii) Subject to certain conditions, such refinancing shall include the addition of a new revolving credit facility (the “New RC Facility”; the revolving commitments thereunder, the “New RC Commitments” and the loans thereunder, the “New RC Loans”), with such New RC Commitments replacing the existing RC Commitments and the proceeds of which New RC Loans shall be used to replace the outstanding RC Loans.

(iii) The New RC Commitments and New RC Loans will have the same terms as the RC Commitments and RC Loans currently outstanding under the Existing Credit Agreement except as otherwise set forth herein.
(iv) Each existing RC Lender (each, an “Existing RC Lender” and the existing RC Loans held by it, its “Existing RC Loans” and the existing RC Commitments held by it, its “Existing RC Commitments”) that executes and delivers a signature page to the Lender New Commitment for Existing RC Lenders and Prospective Lenders no later than 5:00 p.m. (New York City time) on Thursday, November 7, 2019 (the “RC Lender New Commitment”), and in connection therewith agrees to continue all or a portion (as determined by the Arranger and notified to such Lender) of its Existing RC Commitments as New RC Commitments and its Existing RC Loans as New RC Loans (such continued Existing RC Commitments, the “Continued RC Commitments”, such continued Existing RC Loans, the “Continued RC Loans” and such RC Lenders, collectively, the “Continuing RC Lenders”) will thereby (a) agree to the terms of and become a party to this Amendment and (b) agree to continue all or such portion (as determined by the Arranger and notified to such Lender) of its Existing RC Loans and Existing RC Commitments outstanding on the RC Repricing Effective Date as Continued RC Commitments and Continued RC Loans in such committed amounts and principal amounts equal to the aggregate committed amounts and outstanding principal amount, respectively, of such Existing RC Commitments and Existing RC Loans so continued.
(v) Each Person (other than a Continuing RC Lender in its capacity as such and in the amount of its Continued RC Commitments and Continued RC Loans) that agrees to make New RC Commitments and New RC Loans (collectively, the “Additional RC Lenders”) pursuant to the RC Lender New Commitment by executing and delivering a signature page to the RC Lender New Commitment will make New RC Commitments and New RC Loans to the Borrower on the RC Repricing Effective Date in such amount (not in excess of its additional commitment) as determined by the Arranger and notified to such Additional RC Lender.
(vi) The Continuing RC Lenders and the Additional RC Lenders (collectively, the “New RC Lenders”) are severally willing to continue all or a portion (as determined by the Arranger and notified to such Lender) of their Existing RC Commitments and Existing RC Loans as New RC Commitments and New RC Loans, respectively, and/or to make New RC Commitments and New RC Loans, as the case may be, subject to the terms and conditions set forth in this Amendment.
(vii) Notwithstanding the foregoing, any Existing RC Lender that does not become a Continuing RC Lender as contemplated hereby shall not otherwise be permitted to become an Additional RC Lender or a Continuing RC Lender, unless approved by the Administrative Agent.
(C) (i) The Borrower has requested to refinance all of the outstanding Term A Loans as contemplated by Section 2.19.1 of the Existing Credit Agreement.
(ii) Subject to certain conditions, such refinancing shall include the addition of a new term loan facility (the “New Term A Facility”; the loans thereunder, the “New Term A Loans”) the proceeds of which New Term A Loans shall be used to replace the outstanding Term A Loans.

(iii) The New Term A Loans will have the same terms as the Term A Loans currently outstanding under the Existing Credit Agreement except as otherwise set forth herein.
(iv) Each existing Term A Lender (each, an “Existing Term A Lender” and the existing Term A Loans held by it, its “Existing Term A Loans”) that executes and delivers a signature page to the Lender New Commitment for Existing Term A Lenders and Prospective Lenders no later than 5:00 p.m. (New York City time) on Thursday, November 7, 2019 (the “Term A Lender New Commitment”), and in connection therewith agrees to continue all or a portion (as determined by the Arranger and notified to such Lender) of its outstanding Existing Term A Loans as New Term A Loans (such continued Term A Loans, the “Continued Term A Loans” and such Term A Lenders, collectively, the “Continuing Term A Lenders”) will thereby (a) agree to the terms of and become a party to this Amendment and (b) agree to continue all or such portion (as determined by the Arranger and notified to such Lender) of its Existing Term A Loans outstanding on the Term A Repricing Effective Date as New Term A Loans in a principal amount equal to the aggregate outstanding principal amount of such Existing Term A Loans so continued.
(v) Each Person (other than a Continuing Term A Lender in its capacity as such and in the amount of its Continued Term A Loans) that agrees to make New Term A Loans (collectively, the “Additional Term A Lenders”) pursuant to the Term A Lender New Commitment by executing and delivering a signature page to the Term A Lender New Commitment will make New Term A Loans to the Borrower on the Term A Repricing Effective Date in such amount (not in excess of its commitment) as determined by the Arranger and notified to such Additional Term A Lender.
(vi) The Continuing Term A Lenders and the Additional Term A Lenders (collectively, the “New Term A Lenders”) are severally willing to continue all or a portion (as determined by the Arranger and notified to such Lender) of their Existing Term A Loans as New Term A Loans and/or to make New Term A Loans, as the case may be, subject to the terms and conditions set forth in this Amendment.
(vii) Notwithstanding the foregoing, any Existing Term A Lender that does not become a Continuing Term A Lender as contemplated hereby shall not otherwise be permitted to become an Additional Term A Lender or a Continuing Term A Lender, unless approved by the Administrative Agent.
Subject to the terms and conditions set forth below, which terms and conditions may be different for each of the amendments contemplated in clauses (A), (B) and (C) above, the Existing Credit Agreement shall be amended in the manner and subject to the terms set forth below (the Existing Credit Agreement, as amended by this Amendment, and as the same may be amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”).
NOW THEREFORE, in consideration of the promises and conditions set forth in this Amendment, and intending to be legally bound, the parties hereto hereby agree as follows:
Section 1.Defined Terms. Terms used in this Amendment that are capitalized but not defined shall have the meanings given to such terms in the Credit Agreement. This Amendment amends the Existing Credit Agreement, as in effect on the date hereof.

SECTION 2.    Additional Defined Terms. As of the time that any amendment set forth in this Amendment shall become effective, Section 1.1 (Defined Terms) of the Existing Credit Agreement shall also be amended to add the following definition in its correct alphabetical order:
Amendment No. 5: that certain Amendment No. 5 to Credit Agreement dated as of November 21, 2019 among the Borrower, Parent, the other Loan Parties party thereto, the Administrative Agent, M&T as Arranger and the Lenders party thereto.
SECTION 3.    New RC Facility.
(a)    Subject to the terms and conditions set forth herein, (i) each Continuing RC Lender agrees to continue all or a portion (as determined by the Arranger and notified to such Lender) of its Existing RC Commitments and Existing RC Loans as a New RC Commitment and New RC Loans on the date requested by the Borrower to be the RC Repricing Effective Date in a commitment and principal amount equal to such Existing RC Commitment and Existing RC Loans, (ii) each Additional RC Lender agrees to make New RC Commitments on such date to the Borrower in an amount equal to such Additional RC Lender’s New RC Commitment and (iii) each Additional RC Lender agrees to make New RC Loans on such date to the Borrower in a principal amount equal to such Additional RC Lender’s pro rata portion of the New RC Loans outstanding or to be advanced on such date.  For purposes hereof, a Person may become a party to the Credit Agreement as amended hereby and become a New RC Lender as of the RC Repricing Effective Date by executing this Amendment or the RC Lender New Commitment, as applicable, and delivering to the Administrative Agent, on or prior to the RC Repricing Effective Date, a counterpart signature page to this Amendment or the RC Lender New Commitment, as applicable, in its capacity as a New RC Lender.  The Borrower shall give notice to the Administrative Agent of the proposed RC Repricing Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each New RC Lender thereof.  For the avoidance of doubt, the Existing RC Commitments and Existing RC Loans of a Continuing RC Lender must be continued in whole and may not be continued in part unless approved or otherwise determined by the Administrative Agent.
(b)    Each Additional RC Lender will make its New RC Loans on the RC Amendment Effective Date by making available to the Administrative Agent, in accordance with the Credit Agreement, an amount equal to its pro rata portion of the aggregate New RC Loans based on its New RC Commitment.  The New RC Commitment of any Additional RC Lender will be such amount (not exceeding any commitment offered by such Additional RC Lender) allocated to it by the Arranger and notified to it and the Administrative Agent on or prior to the RC Repricing Effective Date.  The commitments of the Additional RC Lenders and the continuation undertakings of the Continuing RC Lenders are several and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its New RC Commitment or New RC Loan.  The New RC Loans may from time to time be Base Rate Loans or LIBOR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with the Credit Agreement. Each New RC Lender, as to itself, hereby agrees to waive any indemnity claim for breakage costs under Section 2.8.5 of the Credit Agreement in connection with the prepayment or replacement of Existing RC Loans contemplated hereby.
(c)    The obligation of each New RC Lender to make or acquire by continuation New RC Loans on the RC Repricing Effective Date is subject to the satisfaction of the conditions set forth in Section 9.1 of this Amendment.
(d)    On and after the RC Repricing Effective Date, each reference in the Loan Documents (i) to “RC Loans” shall be deemed a reference to the New RC Loans contemplated hereby, (ii) to “RC Commitments” shall be deemed to be a reference to the New RC Commitments as contemplated hereby, and (iii) except as the context may otherwise require, each reference to “RC Lenders” shall be deemed a reference to the New RC Lenders.  Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing RC Lender in respect of such Lender’s Existing RC Commitments and Existing RC Loans.
(e)    The final maturity date of the New RC Loans shall be the RC Maturity Date (for the avoidance of doubt, as such term is amended pursuant to this Amendment).
(f)    The continuation of Continued RC Commitments and Continued RC Loans may be implemented pursuant to other procedures specified by the Administrative Agent and the Arranger (in consultation with the Borrower) and each Continuing RC Lender hereby agrees to execute such other documentation as may be required to evidence such Continuing RC Lender’s New RC Commitment.
SECTION 4.    New Term A Loans.
(a)    Subject to the terms and conditions set forth herein, (i) each Continuing Term A Lender agrees to continue all or a portion (as determined by the Arranger and notified to such Lender) of its Existing Term A Loans as a New Term A Loan on the date requested by the Borrower to be the Term A Repricing Effective Date in a principal amount equal to such Existing Term A Loans and (ii) each Additional Term A Lender agrees to make New Term A Loans on such date to the Borrower in a principal amount equal to such Additional Term A Lender’s New Term A Loan Commitment (as defined below).  For purposes hereof, a Person may become a party to the Credit Agreement as amended hereby and become a New Term A Lender as of the Term A Repricing Effective Date by executing this Amendment or the Term A Lender New Commitment, as applicable, and delivering to the Administrative Agent, on or prior to the Term A Repricing Effective Date, a counterpart signature page to this Amendment or the Term A Lender New Commitment, as applicable, in its capacity as a New Term A Lender.  The Borrower shall give notice to the Administrative Agent of the proposed Term A Repricing Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each New Term A Lender thereof.  For the avoidance of doubt, the Existing Term A Loans of a Continuing Term A Lender must be continued in whole and may not be continued in part unless approved or otherwise determined by the Administrative Agent.
(b)    Each Additional Term A Lender will make its New Term A Loan on the Term A Repricing Effective Date by making available to the Administrative Agent, in accordance with the Credit Agreement, an amount equal to its New Term A Loan Commitment.  The “New Term A Loan Commitment” of any Additional Term A Lender will be such amount (not exceeding any commitment offered by such Additional Term A Lender) allocated to it by the Arranger and notified to it and the Administrative Agent on or prior to the Term A Repricing Effective Date.  The commitments of the Additional Term A Lenders and the continuation undertakings of the Continuing Term A Lenders are several and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its New Term A Loan.  The New Term A Loans may from time to time be Base Rate Loans or LIBOR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with the Credit Agreement. Each New Term A Lender, as to itself, hereby agrees to waive any indemnity claim for breakage costs under Section 2.8.5 of the Credit Agreement in connection with the prepayment or replacement of Existing Term A Loans contemplated hereby.
(c)    The obligation of each New Term A Lender to make or acquire by continuation New Term A Loans on the Term A Repricing Effective Date is subject to the satisfaction of the conditions set forth in Section 9.2 of this Amendment.
(d)    On and after the Term A Repricing Effective Date, each reference in the Loan Documents to “Term A Loans” shall be deemed a reference to the New Term A Loans contemplated hereby, except as the context may otherwise require, each reference to “Term A Lenders” shall be deemed a reference to the New Term A Lenders.  Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Term A Lender in respect of such Lender’s Existing Term A Loans.
(e)    The principal of the New Term A Loans shall be due and payable in the amounts and at the times applicable to the Existing Term A Loans set forth in Section 2.1.6 of the Existing Credit Agreement. All amounts of principal, interest and fees relating to New Term A Loans not due and payable before the Term A Loan Maturity Date are due and payable on the Term A Loan Maturity Date.
(f)    The final maturity date of the New Term A Loans shall be the Term A Loan Maturity Date (for the avoidance of doubt, as such term is amended pursuant to this Amendment).
(g)    The continuation of Continued Term A Loans may be implemented pursuant to other procedures specified by the Administrative Agent and the Arranger (in consultation with the Borrower) and each Continuing Term A Lender hereby agrees to execute such other documentation as may be customary and reasonably required to evidence such Continuing Term A Lender’s New Term A Loan Commitment.
SECTION 5.    Extension and Repricing of RC Loans. Effective on the RC Repricing Effective Date (as defined below), the Existing Credit Agreement shall be amended as follows in this Section 5 (such amendments, the “RC Repricing Amendments”).
5.1    Defined Terms:
5.1.1    The following definitions set forth in Section 1.1 of the Existing Credit Agreement shall be amended and restated in their entirety as follows:
RC Lender: each Lender that is a party to Amendment No. 5 in respect of a New RC Commitment and each successor and assign thereof. Each Additional RC Lender shall be an RC Lender to the extent any such Person has executed Amendment No. 5 and to the extent the RC Repricing Amendments (as defined therein) have become effective in accordance with the terms hereof and thereof, and each Continuing RC Lender shall continue to be an RC Lender. The RC Lenders as of the RC Repricing Effective Date shall be as set forth in the Register at the time the Register is updated and/or modified to reflect and give effect to the RC Repricing Amendments and the transactions contemplated by Amendment No. 5.
RC Maturity Date: October 27, 2022, as the same may be extended pursuant to the terms of this Agreement, or, as applicable, such earlier date as the RC Commitment shall have been terminated in full.
5.1.2    The following definitions shall be added to Section 1.1 of the Existing Credit Agreement in the correct alphabetical location:
Additional RC Lender: as defined in Amendment No. 5.
Continuing RC Lender: as defined in Amendment No. 5.
New RC Commitments: as defined in Amendment No. 5.
RC Repricing Effective Date: as defined in Amendment No. 5.
5.2    Repricing of RC Loans. Effective on the RC Repricing Effective Date, Section 2.8.2 (Applicable Margin) of the Existing Credit Agreement shall be amended to add the following at the end thereof:
Notwithstanding the foregoing, for any RC Loans outstanding from and after the RC Repricing Effective Date, the following Applicable Margins shall apply:

Total Net Leverage Ratio (Calculated on a Trailing Four-Fiscal-Quarter Basis)	Base Rate Applicable Margin for RC Loans	Adjusted LIBOR Applicable Margin for RC Loans
Greater than or equal to 4.50 to 1.00	2.000%	3.000%
Less than 4.50 to 1.00 and greater than or equal to 4.00 to 1.00	1.500%	2.500%
Less than 4.00 to 1.00 and greater than or equal to 3.00 to 1.00	1.250%	2.250%
Less than 3.00 to 1.00 and greater than or equal to 2.50 to 1.00	1.000%	2.000%
Less than 2.50 to 1.00 and greater than or equal to 2.00 to 1.00	0.750%	1.750%
Less than 2.00 to 1.00	0.500%	1.500%
5.3    Schedule 2.1.1 to the Existing Credit Agreement is amended and restated in its entirety as set forth in Schedule 2.1.1 to this Amendment.
SECTION 6.    Extension and Repricing of Term A Loans. Effective on the Term A Repricing Effective Date (as defined below), the Existing Credit Agreement shall be amended as follows in this Section 6 (such amendments, the “Term A Repricing Amendments”)
6.1    Definitions.
6.1.1    The following definitions set forth in Section 1.1 of the Existing Credit Agreement shall be amended and restated in their entirety as follows:
Term A Lender: each Lender that is a party to Amendment No. 5 in respect of a Term A Loan Commitment and each successor and assign thereof. Each Additional Term A Lender shall be a Term A Lender to the extent any such Person has executed Amendment No. 5 and to the extent the Term A Repricing Amendments (as defined therein) have become effective in accordance with the terms hereof and thereof, and each Continuing Term A Lender shall continue to be a Term A Lender. The Term A Lenders as of the Term A Repricing Effective Date (as defined in Amendment No. 5) shall be as set forth in the Register at the time the Register is updated and/or modified to reflect and give effect to the Term A Repricing Amendments and the transactions contemplated by Amendment No. 5.

Term A Loan Maturity Date: October 27, 2022, as the same may be extended pursuant to the terms of this Agreement, or, as applicable, such earlier date as all Term A Loans shall have become due and payable hereunder.
6.1.2    The following definitions shall be added to Section 1.1 of the Existing Credit Agreement in the correct alphabetical location:
Additional Term A Lender: as defined in Amendment No. 5.
Continuing Term A Lender: as defined in Amendment No. 5.
Term A Repricing Effective Date: as defined in Amendment No. 5.
6.2    Commitment to Make Term A Loans. Section 2.1.3 of the Existing Credit Agreement (Commitments to Make Term A Loans) is hereby amended and restated in its entirety.
2.1.3        Commitment to Make Term A Loans. Upon the terms and subject to the conditions of this Agreement and Amendment No. 5, each Term A Lender agrees to make advances, including, as applicable, its obligation under Amendment No. 5 to continue its outstanding “Existing Term A Loans” as “Continued Term A Loans” as such terms are defined in Amendment No. 5 (such advances, together with any Incremental Term A Loans, the “Term A Loans”) to the Borrower on the Term A Repricing Effective Date in an aggregate outstanding principal amount not to exceed Two Hundred Seventy Six Million Five Hundred Sixty Two Thousand Five Hundred Dollars ($276,562,500) (as the same may be increased or reduced, pursuant to the terms of this Agreement, the “Term A Loan Commitment”); provided, however, that the amount and percentage of the Term A Loan Commitment that any Lender is obligated to lend shall not exceed the amount or percentage set forth on Schedule 2.1.3 for such Term A Lender (as supplemented and amended by giving effect to the assignments contemplated by this Agreement and any other adjustments contemplated by this Agreement). The Term A Loan Commitment of any Term A Lender is sometimes referred to herein as such Term A Lender’s Term A Loan Commitment. The Borrower shall not be permitted to reborrow any amount of the Term A Loans once repaid.
6.3    Repricing of Term A Loans. Effective on the Term A Repricing Effective Date, Section 2.8.2 (Applicable Margin) of the Existing Credit Agreement shall be amended to add the following at the end thereof:
Notwithstanding the foregoing, for any Term A Loans outstanding from and after the Term A Repricing Effective Date, the following Applicable Margins shall apply:

Total Net Leverage Ratio (Calculated on a Trailing Four-Fiscal-Quarter Basis)	Base Rate Applicable Margin for Term A Loans	Adjusted LIBOR Applicable Margin for Term A Loans
Greater than or equal to 4.50 to 1.00	2.000%	3.000%
Less than 4.50 to 1.00 and greater than or equal to 4.00 to 1.00	1.500%	2.500%
Less than 4.00 to 1.00 and greater than or equal to 3.00 to 1.00	1.250%	2.250%
Less than 3.00 to 1.00 and greater than or equal to 2.50 to 1.00	1.000%	2.000%
Less than 2.50 to 1.00 and greater than or equal to 2.00 to 1.00	0.750%	1.750%
Less than 2.00 to 1.00	0.500%	1.500%
6.4    Schedule 2.1.3. Schedule 2.1.3 to the Existing Credit Agreement is amended and restated in its entirety as set forth in Schedule 2.1.3 to this Amendment.
SECTION 7.    Covenant Amendments. Effective on the Covenant Amendments Effective Date, the Existing Credit Agreement shall be amended as follows:
7.1    LIBOR Replacement.
7.1.1    Section 1.1 (Defined Terms) of the Existing Credit Agreement shall be amended to add the following definitions in their correct alphabetical order:
Benchmark Replacement: the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for Dollar-denominated syndicated credit facilities, and (b) the Benchmark Replacement Adjustment; provided, that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.
Benchmark Replacement Adjustment: with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Administrative Agent and the Borrower, giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.
Benchmark Replacement Conforming Changes: with respect to any Benchmark Replacement, any technical, administrative or operational changes (including, without limitation, changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
Benchmark Replacement Date: the earlier to occur of the following events with respect to LIBOR:
(1)     in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein, and (b) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; or
(2)     in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
Benchmark Transition Event: the occurrence of one or more of the following events with respect to LIBOR:
(1)     a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR;
(2)     a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or
(3)     a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative.
Benchmark Transition Start Date: (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 180th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 180 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent, by notice to the Borrower and the Lenders.
Benchmark Unavailability Period: if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with Section 2.9.7 (Effect of Benchmark Transition Event) and (y) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to Section 2.9.7 (Effect of Benchmark Transition Event).
Early Opt-in Election: the occurrence of:
(1)    (i) a determination by the Administrative Agent, or (ii) a notification by the Majority Lenders to the Administrative Agent (with a copy to the Borrower) that the Majority Lenders have determined, that other similarly-situated Dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.9.7 (Effect of Benchmark Transition Event), are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and
(2)     the election by the Administrative Agent and the Majority Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders.
Federal Reserve Bank of New York’s Website: the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
Relevant Governmental Body: the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
SOFR: with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
Term SOFR: the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
Unadjusted Benchmark Replacement: the Benchmark Replacement excluding the Benchmark Replacement Adjustment.
7.1.2    A new Section 1.3 is hereby added after Section 1.2, which shall read as follows:
1.3        DISCLOSURE REGARDING THE AVAILABILITY OF LIBOR. The Borrower acknowledges and understands that (i) (USD) LIBOR is established, issued and regulated by third parties, and that its continuing existence and ongoing viability as a source and basis for establishing contractual interest rates is entirely outside the control of the Administrative Agent (ii) regulatory agencies in the United States and worldwide have advised that LIBOR may be discontinued after 2021, or possibly sooner, (iii) in order to address the possibility of LIBOR discontinuance, the terms of any proposed loan(s) referenced herein may include provisions (modeled after recommendations issued by the Federal Reserve’s Alternative Reference Rates Committee, or otherwise) that contemplate the replacement of LIBOR as a basis for establishing the applicable interest rate for such loans, and (iv) should the actual discontinuance of LIBOR occur, any replacement index may be materially different than LIBOR, and necessitate substantive changes (arising from such differences) to the manner in which the applicable interest rate for the proposed loan(s) is calculated and applied.  Notwithstanding the above, the Borrower has knowingly and voluntarily requested and/or accepted a LIBOR pricing proposal from the Administrative Agent, accepting any inherent risks associated with the utilization and any subsequent discontinuance of LIBOR, and hereby waives any claims or defenses against the Administrative Agent in connection therewith.
7.1.3    A new Section 2.9.7 is hereby added after Section 2.9.6, which shall read as follows:
2.9.7        Effect of Benchmark Transition Event.
(a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted (or otherwise made available) such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Majority Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Majority Lenders have delivered to the Administrative Agent written notice that such Majority Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section 2.9.7 will occur prior to the applicable Benchmark Transition Start Date. Borrower shall pay all out-of-pocket costs (including reasonable attorney fees) incurred by the Administrative Agent in connection with any amendment and related actions contemplated in this Section 2.9.7.
(b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. Administrative Agent shall not be liable to any party hereto for any Benchmark Replacement Conforming Changes it makes in good faith.

(c) Notices; Standards for Decisions and Determinations. The Administrative Agent will endeavor to promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.9.7, including, without limitation, any determination with respect to a tenor, rate or adjustment, or of the occurrence or non-occurrence of an event, circumstance or date, and any decision to take or refrain from taking any action, will be conclusive and binding on all parties hereto absent manifest error, and may be made in its or their sole discretion and without consent from any other party hereto (except, in each case, as expressly required pursuant to this Section 2.9.7) and shall not be a basis of any claim of liability of any kind or nature by any party hereto, all such claims being hereby waived individually by each party hereto.
(d) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke (as applicable) any request for a Borrowing of, conversion to, or continuation of LIBOR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request (as applicable) into a request for a Borrowing of or conversion to a loan that shall accrue interest at the Base Rate plus the Applicable Margin. During any Benchmark Unavailability Period, the component of Base Rate based upon LIBOR will not be used in any determination of the Base Rate.
7.2    Change in Fiscal Year End.
7.2.1    Section 5.15 (Fiscal Year) shall be amended and restated in its entirety as follows:
5.15    FISCAL YEAR. The fiscal year of Parent and its Subsidiaries ends on December 31, and the first, second and third fiscal quarters within each such fiscal year end on the Friday closest to the end of March, June and September, respectively.
7.2.2    Section 8.16 (Maintenance of Records; Fiscal Year) shall be amended and restated in its entirety as follows:
8.16    MAINTENANCE OF RECORDS; FISCAL YEAR. Parent shall, and shall cause each of its Subsidiaries to, keep at all times books of record and account in which full, true and correct (in each case in all material respects) entries shall be made of all dealings or transactions in relation to its business and affairs. Parent shall, and shall cause each of its Subsidiaries to, keep its books of account and financial statements in accordance with GAAP and to report on the basis of a fiscal year ending on December 31 (with the first, second and third fiscal quarters within each such fiscal year ending on the Friday closest to the end of March, June and September, respectively).
7.3    Earn-Outs.
7.3.1    Section 1.1 (Defined Terms) shall be amended to add the following definition in its correct alphabetical order
Earn-Out Obligations: all obligations of any Loan Party consisting of earn-outs related to the performance of an entity, or a division or line of business, acquired in connection with a Permitted Acquisition; provided, that such obligations shall be calculated in accordance with GAAP.
7.3.2    Section 8.1.1 (In General) shall be amended by deleting the word “and” at the end of clause (q) thereof, replacing the period with “; and” at the end of clause (r) thereof and adding the following new clause (s):
(s)    so long as no Default or Event of Default shall have occurred and be continuing immediately before and after giving effect to the incurrence thereof, Earn-Out Obligations in an aggregate amount not to exceed at any time outstanding $50,000,000.
7.4    Customer Vendor Financing Programs.
7.4.1    Section 1.1 (Defined Terms) of the Existing Credit Agreement shall be amended to add the following definitions in their correct alphabetical order:
Permitted Vendor Financing Disposition: a transaction between the Borrower and/or one or more of its Subsidiaries, on the one hand, and an unaffiliated third party (“Receivables Counterparty”) on the other hand with respect to certain receivables due from a customer (and/or Affiliates of such customer) (with respect to each such customer and/or its Affiliates, the “Applicable Customer Receivables”) whereby (1) the Borrower and/or its Subsidiaries sells the Applicable Customer Receivables to the Receivables Counterparty in exchange for cash, (2) the cash received on the sale is unencumbered or, as required by the Loan Documents, subject to a Lien in favor of the Administrative Agent, (3) other than with respect to customary representations as to ownership and validity of the receivables and the nature of the sale as a “true sale” (but specifically excluding representations as to the creditworthiness of the customer or the collectability of the subject receivables), the sale is non-recourse to the Loan Parties and their

Subsidiaries and (4) the Receivables Counterparty collects all proceeds of such sold Applicable Customer Receivables directly from the applicable customer.
Receivables Transaction Amount: the cash purchase price paid by the Receivables Counterparty in connection with its purchase of Applicable Customer Receivables.
7.4.2    Section 8.7.2 (Sales and Other Dispositions) shall be amended by deleting the word “and” at the end of clause (i) thereof, replacing the period with “; and” at the end of clause (j) thereof and adding the following new clause (k):
(k) Permitted Vendor Financing Dispositions so long as the aggregate Receivables Transaction Amount in any calendar month shall not exceed $100,000,000.
7.4.3    The first sentence of Section 2.1.9(c) (Mandatory Prepayments) shall be amended in its entirety to read as follows:
At any time that Parent or any of its Subsidiaries sells, transfers or otherwise disposes of any of its assets or property (other than dispositions permitted under clauses (a), (b), (c), (d), (f), (g), (h), (j) and (k) of Subsection 8.7.2 (Sales and Other Dispositions) or contemplated by clause (b) above), the Borrower shall promptly prepay such amount of the Loans as is equal to the net cash proceeds of such disposition.
7.4.4    Section 11.16.3 (Partial Release of Security) shall be amended to add the following sentence after the last sentence thereof:
Without limiting the foregoing, each Lender authorizes the Administrative Agent to execute any lien release or other document reasonably customary for the sale of receivables in connection with a Permitted Vendor Financing Disposition.
7.5    Integer Supply Chain Payables Programs.
7.5.1    The definition of “Banking Services” and “Secured Obligations” in Section 1.1 (Defined Terms) of the Existing Credit Agreement shall be amended and restated in their entirety as follows:
Banking Services: each and any of the following bank services provided to any Loan Party by the Administrative Agent, a Lender, the Issuing Bank or an Affiliate of the foregoing: (a) commercial credit cards and purchasing cards, (b) stored value cards, (c) treasury and/or cash management services (including controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services) and (d)

supply chain financing services including, without limitation, accounts payable settlement services or trade payable financing programs; provided, that the Borrower and any such bank services provider shall have designated such bank services as “Banking Services” in writing to the Administrative Agent, which designation, in the case of any such Affiliate, shall contain an acknowledgement by such Affiliate of the exculpatory and indemnification provisions herein in favor of the Administrative Agent.
Secured Obligations: collectively, (a) the Obligations, (b) any Banking Services Obligations and (c) obligations of any Loan Party under or arising out of Swap Agreements with any Swap Party (including the Swap Obligations identified in Schedule 5.26(b)) from time to time but excluding Excluded Swap Obligations; provided, however, that the amount of Secured Obligations that consist of Banking Services Obligations arising in connection with subsection (d) of the definition of Banking Services shall be limited to $30,000,000 outstanding at any one time.
SECTION 8.    REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Administrative Agent to agree to the amendments set forth in this Amendment, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:
8.1    Power; Authorization.
(a)    Each Loan Party has the power and authority to execute, deliver and perform this Amendment and the Credit Agreement and the other Loan Documents to which it is a party. Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, the Credit Agreement and the other Loan Documents to which it is a party.
(b)    No consent or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority) is required in connection with the execution, delivery and performance by any Loan Party, or the validity or enforceability in accordance with its terms against any Loan Party, of this Amendment, the Credit Agreement and the other Loan Documents to which it is a party except for (i) such consents, authorizations and filings which have been obtained and are in full force and effect, (ii) such consents, authorizations and filings which the failure to obtain or perform, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change, (iii) authorizations and filings required by applicable securities laws in connection with the exercise of remedies with respect to pledged investment property and (iv) such filings as are necessary to perfect the Liens of the Lenders created pursuant to the Loan Documents.
8.2    Enforceability. This Amendment has been duly executed and delivered by each of the Loan Parties and constitutes the legal, valid and binding obligation of each Loan Party, and is enforceable against each Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
8.3    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article 5 of the Credit Agreement (as purported to be amended hereby) are and will be true and correct in all material respects on and as of each of the RC Repricing Effective Date, the Term A Repricing Effective Date and the Covenant Amendments Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
8.4    Absence of Default. No Default or Event of Default has occurred and is continuing or will result from this Amendment.
8.5    Beneficial Ownership Certification. The certifications regarding beneficial ownership in relation to the Borrower as required by 31 C.F.R. § 1010.230 and delivered pursuant to Section 9.1(j) and Section 9.2(j) are true and correct in all respects.
8.6    No Conflict. The amendments set forth herein do not conflict with the provisions of any indenture or credit facility of the Borrower.
SECTION 9.    CONDITIONS PRECEDENT.
9.1    RC Repricing and Extension. The RC Repricing Amendments shall be effective at such time as each of the following are satisfied (the date of satisfaction of such conditions being referred to herein as the “RC Repricing Effective Date”):
(a)    The Term A Repricing Effective Date shall have occurred (or shall occur substantially simultaneously);
(b)    The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Borrower, the Parent, and the Administrative Agent, and a counterpart signature page of this Amendment or the RC Lender New Commitment, as applicable, duly executed and delivered on behalf of each New RC Lender;
(c)    The Administrative Agent shall have received a duly completed borrowing notice for the New RC Loans;
(d)    The Administrative Agent shall have received RC Notes for each Continuing RC Lender and Additional RC Lender that has requested the same, each duly executed by the Borrower;
(e)    The Administrative Agent shall have received a Refinancing Revolving Notice in accordance with Section 2.19.2 of the Existing Credit Agreement;

(f)    The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the RC Repricing Effective Date) of Hodgson Russ LLP, counsel to the Borrower and the other Loan Parties in form and substance reasonably satisfactory to the Administrative Agent. Each Loan Party hereby requests Hodgson Russ LLP to deliver such opinion;
(g)    The Administrative Agent shall have received such resolutions, certificates of good standing, and other certificates of Responsible Officers of the Borrower and Parent as the Administrative Agent shall reasonably request;
(h)    The Administrative Agent shall have received a certificate of a financial officer of the Borrower dated the RC Repricing Effective Date certifying that (i) the representations and warranties set forth in Section 8 of this Amendment shall be true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) as of the RC Repricing Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing; and
(i)    (i) Each of the Administrative Agent and the Arranger shall have received all fees, premium (if any) and other amounts accrued (whether or not otherwise due and payable on or prior to the RC Repricing Effective Date) including, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document, and including, without limitation, any amounts previously agreed in writing by the Arranger (or any of its affiliates) and the Borrower and (ii) the entire aggregate principal amount of the RC Loans outstanding immediately prior to the RC Repricing Effective Date and all accrued interest, fees, premiums and other amounts (including any amounts pursuant to Section 11.14 of the Existing Credit Agreement) in connection therewith shall have been (or shall be deemed to have been) repaid in full in a manner reasonably satisfactory to the Administrative Agent and all Interest Periods in respect of thereof shall have been terminated; and
(j)    The Administrative Agent and the New RC Lenders shall have received at least three business days prior to the RC Repricing Effective Date, a certification regarding beneficial ownership in relation to the Borrower as required by 31 C.F.R. § 1010.230; and
(k)    The Administrative Agent shall have received such other documents and information as the Administrative Agent shall reasonably request on or prior to the date that the conditions in clauses (a) through (j) above are satisfied.
Notwithstanding any other provisions of this Amendment to the contrary, the Administrative Agent may appoint a fronting lender to act as the sole Additional RC Lender for purposes of facilitating funding on the RC Repricing Effective Date. Accordingly, any signature page hereto submitted by or on behalf of an Additional RC Lender other than such fronting lender will be deemed ineffective unless accepted by the Administrative Agent in its sole discretion.
9.2     Term A Loan Repricing and Extension. The Term A Repricing Amendments shall be effective at such time as each of the following are satisfied (the date of satisfaction of such conditions being referred to herein as the “Term A Repricing Effective Date”):
(a)    The RC Repricing Effective Date shall have occurred (or shall occur substantially simultaneously);
(b)    The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Borrower, the Parent and the Administrative Agent and a counterpart signature page of this Amendment and the Term A Lender New Commitment, as applicable, duly executed and delivered on behalf of each New Term A Lender;
(c)    The Administrative Agent shall have received a duly completed borrowing notice for the Term A Loans;
(d)    The Administrative Agent shall have received Term A Notes for each Continuing Term A Lender and Additional Term A Lender that has requested the same, each duly executed by the Borrower;
(e)    The Administrative Agent shall have received a Refinancing Term Notice in accordance with Section 2.19.1 of the Existing Credit Agreement;
(f)    The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Term A Repricing Effective Date) of Hodgson Russ LLP, counsel to the Borrower and the other Loan Parties in form and substance reasonably satisfactory to the Administrative Agent. Each Loan Party hereby requests Hodgson Russ LLP to deliver such opinion;
(g)    The Administrative Agent shall have received such resolutions, certificates of good standing, and other certificates of Responsible Officers of the Borrower and Parent as the Administrative Agent shall reasonably request;
(h)    The Administrative Agent shall have received a certificate of a financial officer of the Borrower dated the Term A Repricing Effective Date certifying that (i) the representations and warranties set forth in Section 8 of this Amendment shall be true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) as of the Term A Repricing Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing; and
(i)    (i) Each of the Administrative Agent and the Arranger shall have received all fees, premium (if any) and other amounts accrued (whether or not otherwise due and payable on or prior to the Term A Repricing Effective Date) including, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document, and including, without limitation, any amounts previously agreed in writing by the Arranger (or any of its affiliates) and the Borrower and (ii) the entire aggregate principal amount of the Term A Loans outstanding immediately prior to the Term A Repricing Effective Date and all accrued interest, fees, premiums and other amounts (including any amounts pursuant to Section 11.14 of the Existing Credit Agreement) in connection therewith shall have been (or shall be deemed to have been) repaid in full in a manner reasonably satisfactory to the Administrative Agent and all Interest Periods in respect of thereof shall have been terminated; and
(j)    The Administrative Agent and the New Term A Lenders shall have received at least three business days prior to the Term A Repricing Effective Date, a certification regarding beneficial ownership in relation to the Borrower as required by 31 C.F.R. § 1010.230; and
(k)    The Administrative Agent shall have received such other documents and information as the Administrative Agent shall reasonably request on or prior to the date that the conditions in clauses (a) through (j) above are satisfied.
Notwithstanding any other provisions of this Amendment to the contrary, the Administrative Agent may appoint a fronting lender to act as the sole Additional Term A Lender for purposes of facilitating funding on the Term A Repricing Effective Date. Accordingly, any signature page hereto submitted by or on behalf of an Additional Term A Lender other than such fronting lender will be deemed ineffective unless accepted by the Administrative Agent in its sole discretion.
9.3    Covenant Amendments. The amendments set forth in Section 7 shall become effective upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Covenant Amendments Effective Date”):
(a)    The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Borrower, the Parent, the Administrative Agent, and Majority Lenders;
(b)    The Administrative Agent shall have received a certificate of a financial officer of the Borrower dated the Covenant Amendments Effective Date (i) certifying that (A) the representations and warranties set forth in Section 8 of this Amendment shall be true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) as of the Covenant Amendments Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) as of such earlier date and (B) no Default or Event of Default shall have occurred and be continuing and (ii) attaching evidence that sufficient Term B Lenders have consented to the amendments set forth in Section 7 to comprise, together with the Lenders party to this Amendment or a Term A Lender New Commitment or a RC Lender New Commitment, Majority Lenders; and
(c)    The Administrative Agent shall have received payment by the Borrower of the fees set forth in the applicable engagement or fee letter and all reasonable out-of-pocket costs, expenses (including but not limited to attorneys’ fees) and other amounts required to be paid by the Borrower in connection with the execution and delivery of this Amendment or otherwise under the Loan Documents; and
(d)    The Administrative Agent shall have received such other documents and information as the Administrative Agent shall reasonably request on or prior to the date that the conditions in clauses (a) through (c) above are satisfied.
9.4    Miscellaneous Amendments. The amendment in Section 2 (Additional Defined Terms) shall be effective on the earliest of the RC Repricing Effective Date, the Term A Repricing Effective Date and the Covenant Amendments Effective Date.
SECTION 10.    MISCELLANEOUS.
10.1    Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied, facsimile or pdf signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.
10.2    Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and hereby confirms and consents to the terms and conditions of this Amendment and the transactions contemplated thereby, including the extension of New RC Commitments, New RC Loans and New Term A Loans. In addition, for the benefit of the Administrative Agent on behalf of the Secured Parties (including, without limitation, the New RC Lenders and New Term A Lenders), each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the New RC Lenders and New Term A Lenders, and (c) acknowledges that from and after the date hereof, all New RC Loans and New Term A Loans shall be deemed to be Obligations. Nothing herein can or may be construed as a novation of the Credit Agreement or any other Loan Document.

10.3    Ratification. Except as specifically modified hereby, all of the terms, covenants and conditions of the Existing Credit Agreement and each of the other Loan Documents are ratified, reaffirmed and confirmed and shall continue in full force and effect as therein written. This Amendment and the Credit Agreement and each amendment, waiver or other modification to the Loan Documents set forth or contemplated herein or therein with respect to (a) the RC Repricing Amendments shall be deemed to be effective pursuant to Section 2.19.2 of the Credit Agreement and (b) the Term A Repricing Amendments shall be deemed to be effective pursuant to Section 2.19.1 of the Credit Agreement.
10.4    Payment of Expenses. Without limiting other payment obligations of the Borrower set forth in the Loan Documents, the Borrower agrees to pay all reasonable, out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of its counsel, Drinker Biddle & Reath LLP, whether or not this Amendment shall become effective.
10.5    Governing Law. This Amendment shall be governed by, and construed in accordance with, the Law of the State of New York (excluding the Laws applicable to conflicts or choice of law).
10.6    Binding Effect. This Amendment shall be binding upon and inure to the benefit of Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided, however, that Borrower may not assign this Amendment or the Existing Credit Agreement or any of its rights hereunder or thereunder without the prior written consent of the Administrative Agent and each Lender and any such prohibited assignment shall be null and void.
10.7    Severability. If any provision of this Amendment or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Amendment and the application of such provision to any other Person or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law
10.8    References. From and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and all references to the Credit Agreement in any and all Loan Documents, other agreements, instruments, documents, certificates and writings of every kind and nature, shall be deemed to mean the Existing Credit Agreement as modified and amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.
[signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 5 to Credit Agreement to be duly executed by their respective, duly authorized officers as of the date first above written.
PARENT:
INTEGER HOLDINGS CORPORATION
By: /s/ Tom P. Thomas
Name:    Tom P. Thomas
Title:    Vice President & Corporate Controller

BORROWER:
GREATBATCH LTD.
By: /s/ Tom P. Thomas
Name:    Tom P. Thomas
Title:    Vice President & Corporate Controller

OTHER LOAN PARTIES:
GBV, LLC
By: /s/ Tom P. Thomas
Name:    Tom P. Thomas
Title:    President

ELECTROCHEM SOLUTIONS, INC.
By: /s/ Tom P. Thomas
Name:    Tom P. Thomas
Title:    Vice President & Corporate Controller

[Signature Page to Amendment No. 5 to Credit Agreement]

LAKE REGION MEDICAL, INC.
By: /s/ Tom P. Thomas
Name:    Tom P. Thomas
Title:    Vice President & Corporate Controller

LAKE REGION MANUFACTURING, INC.
By: /s/ Tom P. Thomas
Name:    Tom P. Thomas
Title:    Vice President & Corporate Controller

ACCELLENT LLC
By: /s/ Tom P. Thomas
Name:    Tom P. Thomas
Title:    Vice President & Corporate Controller

VENUSA, LTD.
By: /s/ Tom P. Thomas
Name:    Tom P. Thomas
Title:    Vice President & Corporate Controller

[Signature Page to Amendment No. 5 to Credit Agreement]

ADMINISTRATIVE AGENT:
MANUFACTURERS AND TRADERS TRUST COMPANY, in its capacity as the Administrative Agent and a Lender and on behalf of each Lender executing a RC Lender New Commitment or Term A Lender New Commitment
By: /s/ Michael J. Prendergast
Name:    Michael J. Prendergast
Title:    Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

ARRANGER:
MANUFACTURERS AND TRADERS TRUST COMPANY, in its capacity as the Arranger
By: /s/ Michael J. Prendergast
Name:    Michael J. Prendergast
Title:    Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

LENDER:
APIDOS CLO XI
As a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By: /s/ David Tomea
Name:    David Tomea
Title:    Authorized Signatory

APIDOS CLO XII
As a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By: /s/ David Tomea
Name:    David Tomea
Title:    Authorized Signatory

APIDOS CLO XV
As a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By: /s/ David Tomea
Name:     David Tomea
Title:     Authorized Signatory

APIDOS CLO XVI
As a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By: /s/ David Tomea
Name:     David Tomea
Title:    Authorized Signatory

APIDOS CLO XVIII-R
As a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By: /s/ David Tomea
Name:    David Tomea
Title:    Authorized Signatory

[Signature Page to Amendment No. 5 to Credit Agreement]

APIDOS CLO XXVIII
as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By: /s/ David Tomea
Name:    David Tomea
Title:    Authorized Signatory

By: /s/ James Foti
Name: James Foti
Title: VP
By: /s/ Douglas J. Meyer
Name: Douglas J. Meyer
Title:    Senior Vice President
Bank Leumi USA

BARINGS CLO LTD. 2018-I
By: Barings LLC, as Collateral Manager

By: /s/ Kevin Rate
Name: Kevin Rate
Title:    Director

Citibank NA _________________________

By: /s/ Christina Keating
Name: Christina Keating
Title:     Senior Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By: /s/ Judith Smith
Name:    Judith Smith
Title:    Authorized Signatory

By: /s/ Lingzi Huang
Name:    Lingzi Huang
Title:    Authorized Signatory

CTBC Bank Co., Ltd New York Branch

By: /s/ Mingdao Li
Name:    Mingdao Li
Title:    SVP & General Manager

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By: /s/ Nathaniel E. (Ned) Sher
Name:    Nathaniel E. (Ned) Sher
Title:    Senior Vice President

HANCOCK WHITNEY BANK
By: /s/ Joshua N. Livingston
Name:    Joshua N. Livingston
Title:    Duly Authorized Signatory

Healthcare Financial Solutions, LLC
By: /s/ Matthew Corrado
Name:    Matthew Corrado
Title:    Duly Authorized Signature

[Signature Page to Amendment No. 5 to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION
By: /s/ Matthew D. Dunson
Name:    Matthew D. Dunson
Title:    Vice President

Santander Bank, National Association
By: /s/ Donna Cleary
Name:    Donna Cleary
Title:    Senior Vice President

Siemens Financial Services, Inc.
By: /s/ Maria Levy
Name:    Maria Levy
Title:     VP

By: /s/ Melissa J. Brown
Name:    Melissa J. Brown
Title:    Sr. Transaction Coordinator

Wells Fargo Bank, N.A.
By: /s/Lindsey Stuckey
Name:    Lindsey Stuckey
Title:    Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

Schedule 2.1.1
RC Commitments

LENDER	PERCENTAGE	AMOUNT
On file with the Administrative Agent.
TOTAL	100%	$200,000,000.00

Schedule 2.1.3
Term A Loan Commitments

LENDER	PERCENTAGE	AMOUNT
On file with the Administrative Agent.
TOTAL	100%	$276,562,500.00